     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 29, 1999

                                                    REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                  MINIMED INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                    DELAWARE                                        95-4408171
        (STATE OR OTHER JURISDICTION OF                          (I.R.S. EMPLOYER
         INCORPORATION OR ORGANIZATION)                        IDENTIFICATION NO.)

                            12744 SAN FERNANDO ROAD
                            SYLMAR, CALIFORNIA 91342
                                 (818) 362-5958
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 ALFRED E. MANN
                         CHAIRMAN OF THE BOARD AND CEO
                                  MINIMED INC.
                            12744 SAN FERNANDO ROAD
                            SYLMAR, CALIFORNIA 91342
                                 (818) 362-5958
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                   COPIES TO:

      ERIC S. KENTOR, ESQ.           ROY J. SCHMIDT, JR., ESQ.         FREDERICK W. KANNER, ESQ.
     SENIOR VICE PRESIDENT,         GIBSON, DUNN & CRUTCHER LLP           DEWEY BALLANTINE LLP
 GENERAL COUNSEL AND SECRETARY         333 SOUTH GRAND AVENUE         1301 AVENUE OF THE AMERICAS
          MINIMED INC.             LOS ANGELES, CALIFORNIA 90071        NEW YORK, NEW YORK 10019
    12744 SAN FERNANDO ROAD                (213) 229-7000                    (212) 259-8000
    SYLMAR, CALIFORNIA 91342
         (818) 362-5958

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
                Upon the filing of this Registration Statement.
                        CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                                                              PROPOSED MAXIMUM
TITLE OF EACH CLASS OF SECURITIES                            AGGREGATE OFFERING            AMOUNT OF
TO BE REGISTERED                                                PRICE(1)(2)             REGISTRATION FEE
------------------------------------------------------------------------------------------------------------
Common Stock............................................         $3,608,125                  $1,003
------------------------------------------------------------------------------------------------------------
Preferred Stock Purchase Rights.........................             --                        --
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

(1) Includes shares subject to the Underwriters' over-allotment option.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c).

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [ ]

    If any of the securities on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [ ]

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [X] SEC File No. 333-80527

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [ ]

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

EXPLANATORY NOTE: This registration statement relates to the public offering of common stock of MiniMed Inc. contemplated by a registration statement on Form S-3, Securities and Exchange Commission file no. 333-80527 (the "Prior Registration Statement") and is filed solely to increase the number of shares to be offered in the offering by 50,000 shares plus up to 7,500 shares that may be sold pursuant to the underwriters' over-allotment option. The contents of the Prior Registration Statement are hereby incorporated by reference.

                                    EXHIBITS

     The following documents are filed as exhibits to this Registration
Statement.

EXHIBIT NUMBER                            DESCRIPTION
--------------                            -----------
      5.1         Opinion of Gibson, Dunn & Crutcher LLP
     23.1         Consent of Deloitte & Touche LLP
     23.2         Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit
                  5.1)
     24.1         Power of Attorney (included as part of signature page)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sylmar, State of California, on June 29, 1999.

                                          MINIMED INC.

                                          By:       /s/ ERIC S. KENTOR
                                             -----------------------------------
                                                       Eric S. Kentor
                                                   Senior Vice President,
                                                General Counsel and Secretary
Dated: June 29, 1999

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Eric S. Kentor and Terrance H. Gregg, and each of them, as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he or she might or could do in person, lawfully do or cause to be done by virtue thereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

  Dated: June 29, 1999             /s/ ALFRED E. MANN
                                   ---------------------------------------------------
                                   Alfred E. Mann
                                   Chairman of the Board and Chief Executive Officer
                                   (Principal Executive Officer)

  Dated: June 29, 1999             /s/ TERRANCE H. GREGG
                                   ---------------------------------------------------
                                   Terrance H. Gregg
                                   President, Chief Operating Officer and Director

  Dated: June 29, 1999
                                   ---------------------------------------------------
                                   Kevin R. Sayer
                                   Senior Vice President, Finance and
                                   Chief Financial Officer
                                   (Principal Financial Officer and
                                   Principal Accounting Officer)

  Dated: June 29, 1999             /s/ DAVID CHERNOF, M.D.
                                   ---------------------------------------------------
                                   David Chernof, M.D.
                                   Director

  Dated: June 29, 1999
                                   ---------------------------------------------------
                                   William R. Grant
                                   Director

  Dated: June 29, 1999             /s/ DAVID H. MACCALLUM
                                   ---------------------------------------------------
                                   David H. MacCallum
                                   Director

  Dated: June 29, 1999             /s/ THOMAS R. TESTMAN
                                   ---------------------------------------------------
                                   Thomas R. Testman
                                   Director

  Dated: June 29, 1999
                                   ---------------------------------------------------
                                   John C. Villforth
                                   Director

  Dated: June 29, 1999
                                   ---------------------------------------------------
                                   Carolyne Davis
                                   Director

                                 EXHIBIT INDEX

                                                                      SEQUENTIALLY
EXHIBIT                                                                 NUMBERED
NUMBER                           DESCRIPTION                              PAGE
-------                          -----------                          ------------
  5.1     Opinion of Gibson, Dunn & Crutcher LLP....................
 23.1     Consent of Deloitte & Touche LLP..........................
 23.2     Consent of Gibson, Dunn & Crutcher LLP (included in
          Exhibit 5.1)..............................................
 24.1     Power of Attorney (included as part of signature page)....